                                                                       EXHIBIT 4


                                     POLARIS

COMMON STOCK                 POLARIS INDUSTRIES INC.
                                                               SEE REVERSE FOR
                       INCORPORATED UNDER THE LAWS OF THE    CERTAIN DEFINITIONS
                               STATE OF MINNESOTA             CUSIP 731068 10 2


     THIS CERTIFIES THAT





     IS THE OWNER OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                           $.01 PAR VALUE PER SHARE, OF

                             POLARIS INDUSTRIES INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the transfer agent and registrar.
     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed in facsimile by its duly authorized officers.

Dated

/s/         Jon H. Grunewald                         /s/   W. Hall Wendel, Jr.
               SECRETARY                                 CHIEF EXECUTIVE OFFICER

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued by the Corporation, so far as they have been determined, and the authority of the board of directors of this Corporation to determine the relative rights and preferences of subsequent classes or series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



     TEN COM--as tenants in common                          UNIF GIFT MIN ACT--____________Custodian____________
     TEN ENT--as tenants by the entireties                                        (Cust)              (Minor)
     JT TEN --as joint tenants with right of                                   under Uniform Gifts to Minors
              survivorship and not as tenants                                  Act_______________
              in common                                                               (State)

     Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED, _____________ HEREBY SELL, ASSIGN, AND TRANSFER, UNTO
          PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
          /                                     /


     --------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------SHARES
     OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________________________________ATTORNEY
     TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

     DATED
          -------------------




                    ------------------------------------------------------------
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.